GENERAL	6 Months Ended
Jun. 30, 2026
Disclosure Of General Information [Abstract]
GENERAL
NOTE 1: – GENERAL

a.	Evogene Ltd. (“Evogene” and together with its subsidiaries, the “Company”) was founded on October 10, 1999, as Agro Leads Ltd., a division of Compugen Ltd. In 2002, the Company was spun off as an independent corporation under the laws of the State of Israel and changed its name to Evogene Ltd. The Company’s shares have been listed for trading on the Tel Aviv Stock Exchange since 2007, on the New York Stock Exchange from November 2013 until December 2016, and on the Nasdaq Stock Market since December 2016.

Evogene is a computational biology and chemistry company focused on the development of life-science products utilizing its computational predictive biology platforms. The Company has established three technological engines – MicroBoost AI, ChemPass AI and GeneRator AI – focused on the discovery and development of products based on microbes, small molecules and genetic elements, respectively.

During 2025, the Company commenced the implementation of a strategic shift to focus its efforts on developing products based on small molecules. As a result, the Company has focused its activities mainly on ChemPass AI, deployed across the pharmaceutical and agricultural industries, and streamlined activities outside its focus areas.

The Company has the following direct and indirect subsidiaries: Casterra Ag Ltd. (formerly Evofuel Ltd.), Casterra Kenya Limited, Evogene Inc., Biomica Ltd.(“Biomica”), AgPlenus Ltd., AgPlenus Inc., Lavie Bio Ltd., Lavie Bio Inc., Lavie Tech Inc., Taxon Biosciences, Inc. and Canonic Ltd.

Casterra Ag Ltd. focuses on the development and sales of improved castor seeds and grains for industrial uses. In March 2025, Casterra incorporated Casterra Kenya Limited, a wholly owned subsidiary, which is currently in the process of dissolution. The Company is in the process of incorporating a wholly owned subsidiary in Brazil Casterra Ltda.

Evogene Inc. was incorporated in Delaware, United States, in 2006 and from 2015 to 2019 was engaged in research and development in the field of insect control. As of June 30, 2026, the company is inactive.

Biomica Ltd. was incorporated on March 2, 2017, with the mission of discovering and developing human microbiome-based therapeutics. On February 4, 2026, Biomica entered into an exclusive worldwide licensing agreement with Shanghai Lishan Biopharmaceuticals Co., Ltd. (“Lishan Biotech”) for BMC128, a microbiome-based therapeutic developed by Biomica. Under the agreement, Biomica is eligible to receive development and sales milestone payments and royalties, subject to certain conditions. Following the licensing agreement and the completion of the BMC128 Phase 1 clinical study, Biomica concluded its ongoing operations. Accordingly, beginning in the second quarter of 2026, Biomica’s results are presented as discontinued operations in the consolidated statements of profit or loss. During the second quarter of 2026, Biomica distributed a $2,700 dividend to its shareholders, of which $1,350 was paid to non-controlling interests.

AgPlenus Ltd. focuses on the development of crop protection products by leveraging predictive biology. On August 27, 2020, AgPlenus Ltd. incorporated a wholly owned U.S. subsidiary, AgPlenus Inc. which was dissolved as of May 26, 2026.

Lavie Bio Ltd. was incorporated on January 21, 2019, with the mission to improve food quality and sustainability through the introduction of microbiome-based ag-biological products. In 2019, Lavie Bio Ltd. incorporated two wholly owned US subsidiaries: Lavie Bio Inc., and Lavie Tech Inc. Lavie Tech Inc. wholly owns Taxon Biosciences, Inc.

Lavie Bio Inc., Lavie Tech Inc. and Taxon Biosciences, Inc. were dissolved as of May 26, 2026.

In April 2025, Lavie Bio entered into an agreement pursuant to which Dead Sea Works Ltd. (an affiliate of ICL Group Ltd., or ICL) agreed to acquire the majority of its activities for approximately $15,250. As part of the transaction, ICL also agreed to acquire Evogene’s MicroBoost AI technology engine for agriculture platform for approximately $3,464. The transaction was completed in July 2025 (see also Note 9(a)). Lavie Bio’s results of operations have been presented as discontinued operations. During the second quarter of 2026, Lavie Bio distributed a $4,250 dividend to its shareholders, of which $1,322 was paid to non-controlling interests.

Canonic was engaged in the development of medical cannabis products and ceased its activities during 2024.

The Company also holds approximately 32% of the share capital of Finally Foods Ltd. and accounts for this investment using the equity method.

The Company operates in three segments: Agriculture, Industry and Human (see Note 8).

b.	During the periods presented, the Company principally derived its revenues from collaboration agreements, agricultural services provided through Evogene’s farm operations and castor seed sales (primarily during 2025) (see Note 3). For revenues from major customers, see Note 8(d).

The Company has a history of losses and incurred operating losses of $5,387 and $4,853 during the six-month periods ended June 30, 2026 and 2025, respectively. Loss from discontinued operations, net for the six-month periods ended June 30, 2026 and June 30, 2025 was $492 and $3,579, respectively.

The Company's management and board of directors are of the opinion that the Company’s current and expected financial resources will be sufficient to continue the development of the Company's products for the foreseeable future. The Company has plans to improve operating cash flows by entering other collaborations, strategic alliances or licensing arrangements with third parties and also by exploring exit opportunities for certain subsidiaries. The Company may seek to raise additional funds through public or private equity or debt financings or other sources.

c.	On February 10, 2026, Evogene entered into an inducement offer letter agreement with an existing institutional investor of Evogene (the “Holder”), pursuant to which the Holder agreed to exercise for cash 3,384,616 existing warrants issued in August 2024 (the “Existing Warrants”) at a reduced exercise price of $1.00 per share. In addition for the exercise, Evogene issued to the Holder 5,076,924 new ordinary share purchase warrants (the “New Warrants”), exercisable at $1.25 per share. The Company received aggregate gross proceeds of approximately $3,385, before deducting placement agent fees and other offering expenses.

The New Warrants were classified as a liability in the consolidated interim statements of financial position, initially recorded at fair value and subsequently remeasured at each reporting date using the Black-Scholes option pricing model. As a result of the warrant inducement transaction, the full amortization of deferred expenses related to the issuance of the Existing Warrants and the subsequent remeasurement to fair value, the Company recorded financial expenses of approximately $3,811 and financial income of approximately $2,108 during the six-month period ended June 30, 2026. See also Note 6.

On June 11, 2026 the Company entered into a Sales Agreement (the “Sales Agreement”), with Alliance Global Partners as selling agent to offer and sell Evogene’s ordinary shares in an at-the-market (“ATM”) offering of up to $2,927. On July 17, 2026, the aggregate offering price was increased to up to $3,288. During June 2026, the Company issued 1,431,386 ordinary shares pursuant to the Sales Agreement, with a weighted average selling price of $0.582 per share, resulting in gross proceeds of approximately $833. See also Note 10.